Exhibit 10.11
AXS-ONE INC.

Waiver of Participation Rights

1.           Background.  The undersigned, being holders (the “Holders”) of Series A 6% Secured Convertible Promissory Notes, Series B 6% Secured Convertible Promissory Notes, Series C 6% Convertible Promissory Notes, Series D 6% Convertible Promissory Notes and/or Series E 6% Convertible Promissory Notes and Common Stock Purchase Warrants (the “Securities”) of AXS-One Inc., a Delaware corporation (the “Company”), have certain rights of participation (“Participation Rights”) pursuant to Section 4.7 of the Convertible Note and Warrant Purchase Agreement, dated as of October 30, 2008 (the “October 2008 Agreement”), among the Company and the Holders, pursuant to which each Holder has a right to purchase its respective pro rata share (based on the ratio that the aggregate amount of Securities purchased by it pursuant to the Convertible Note and Warrant Purchase Agreement, dated as of May 29, 2007 (the “May 2007 Agreement”), the Convertible Note and Warrant Purchase Agreement, dated as of November 13, 2007 (the “November 2007 Agreement”), the Convertible Note and Warrant Purchase Agreement, dated as of July 24, 2008 (the “July 2008 Agreement”) and/or the October 2008 Agreement bears to the aggregate amount of Securities purchased by all such Holders pursuant to the May 2007 Agreement, the November 2007 Agreement, the July 2008 Agreement and/or the October 2008 Agreement) of an aggregate of thirty percent (30%) of the securities being offered by the Company in any future equity financing (including debt with an equity component) during the period beginning on the Closing Date (as defined in the October 2008 Agreement) and ending two (2) years after the date of the October 2008 Agreement.

2.           Waiver of Participation Rights.  The Company now desires to conduct a new round of financing, in which it will offer for sale and issue its Series 2009 5% Secured Convertible Promissory Notes (the “New Securities”), pursuant to a Standby Convertible Note Purchase Agreement dated as of June 26, 2009, among the Company and each party set forth therein as a purchaser.  The Holders hereby acknowledge that they have received and reviewed the New Agreement, and do hereby waive their Participation Rights held pursuant to Section 4.7 of the October 2008 Agreement with respect to the New Securities and any other securities issued pursuant to the terms of the New Securities.

3.           Execution in Counterparts.  This agreement may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.  The executed signature pages hereto may be delivered by facsimile or other means of electronic image transmission, such a copy of any signature page hereto shall have the same force and effect as an original thereof.

[signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Waiver of Participation Rights as of this 26th day of June, 2009.

Aston Assets, S.A.

By:           /s/ Alejandro Gonzalez
Name:      Alejandro Gonzalez
Title:        Secretary

BlueLine Capital Partners, LP

By:           BlueLine Partners, LLC,
Its General Partner

By:           /s/ Scott A. Shuda
Name:      Scott A. Shuda
Title:        Managing Director

BlueLine Capital Partners II, LP

By:           BlueLine Partners, LLC,
Its General Partner

By:           /s/ Scott A. Shuda
Name:      Scott A. Shuda
Title:        Managing Director

BlueLine Capital Partners III, LP

By:                   BlueLine Partners, LLC,
Its General Partner

By:           /s/ Scott A. Shuda
Name:      Scott A. Shuda
Title:        Managing Director

Jurika Family Trust U/A 3/17/1989

By:           /s/ William K. Jurika
Name:      William K. Jurika
Title:        Trustee

Sirius Trust

By:           /s/ N. Mijsud      /s/ P. DeSalis
Name:      Primafides (Suisse) S.A. as Trustees of Sirius Trust
Title:        Directors

/s/ David H. Burch
Daniel H. Burch

/s/ Harold D. Copperman
Harold D. Copperman

/s/ Robert J. Migliorino
Robert J. Migliorino

/s/ Philip L. Rugani
Philip L. Rugani

/s/ William P. Lyons
William P. Lyons

[AXS-One, Inc. Waiver of Participation Rights]